UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 1700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards Under the Bristow Group Inc. Fiscal Year 2011 Annual Incentive Compensation Plan. On June 8, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Bristow Group Inc. (the “Company”) approved the payment of bonuses to participants of the Bristow Group Inc. Fiscal Year 2011 Annual Incentive Compensation Plan (the “2011 Plan”) which was approved on June 8, 2010 as disclosed in our prior Form 8-K filed on June 14, 2010, in which certain key employees of the Company, including each of the executive officers listed below (the “Named Executive Officers”), are eligible to participate. The plan provides for payment of cash bonuses to participants following the completion of the fiscal year subject to the attainment of certain performance goals. Performance goals include Earnings per Share (“EPS”), Return on Capital Employed (“ROCE”), safety measures, and a portion related to individual performance, all as defined in the 2011 Plan. The amounts paid were derived after reviewing the performance goals in comparison to actual fiscal year 2011 results. The following are the amounts approved for each of the Named Executive Officers:

Name	Bonus Amount

William E. Chiles	$549,748

Jonathan E. Baliff	$171,468

Richard D. Burman	$148,051

Mark B. Duncan	$139,193

Hilary S. Ware	$132,128

Awards under the Bristow Group Inc. 2007 Long Term Incentive Plan. The Company has previously adopted the Bristow Group Inc. 2007 Long Term Incentive Plan (the “2007 Plan”), under which a maximum of 2,400,000 shares of Common Stock of the Company, or cash equivalents of Common Stock, were reserved for awards to directors, officers and key employees. Awards granted under the 2007 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, cash awards or any combination thereof. On June 8, 2011, the Compensation Committee approved awards of stock options, restricted stock and long term performance cash to each of the Named Executive Officers listed below under the 2007 Plan:

Name	Stock Options (Shares)	Restricted Stock (Shares)	Performance Cash
			(at Target)

William E. Chiles	61,862	25,982	$1,137,500

Jonathan E. Baliff	17,958	7,542	$330,200

Richard D. Burman	13,360	5,611	$245,667

Mark B. Duncan	13,360	5,611	$245,667

Hilary S. Ware	11,928	5,010	$219,333

Each of the stock options has a ten-year term, has an exercise price equal to the fair market value (as defined in the 2007 Plan) of the Common Stock on the grant date (June 8, 2011) of $43.79 per share. The options will vest in annual installments of one-third each beginning on the first anniversary of the grant date. Restricted stock grants vest at the end of three years. Performance cash awards allow the recipient to receive from -0- to 200% of the target amount shown at the end of three years depending on how the Company’s total shareholder return (“TSR”) ranks among the companies included in the Simmons & Company Offshore Transportation Services Group index over the three year performance period. The cash payout then ranges from 50% to 200% of the target amount for TSR ranging from the 25th percentile to the 75th percentile. Each of the awards under the 2007 Plan is dependent on the officer’s continued employment with the Company, subject to the conditions and exceptions specified in the awards.

The foregoing description of stock options, restricted stock and performance cash awards is qualified in its entirety by the forms of stock option, restricted stock, and performance cash award letters attached hereto as Exhibits 10.1, 10.2, and 10.3, and incorporated herein by reference.

Additional Discretionary Bonus

In June 2011, the Compensation Committee granted an additional discretionary cash bonus to recipients of performance cash awards granted in June 2008. The June 2008 grants had been forfeited due to a provision in the awards that negated any award if TSR over the performance period was negative. The committee engaged Towers Watson to investigate whether forfeiture provisions such as these were common in compensation programs and was advised that to the contrary, forfeiture provisions such as these were quite uncommon among Fortune 500 companies. Given the Company’s favorable performance against its peers during a difficult global financial environment, the committee granted a discretionary cash bonus to recipients of the June 2008 grants which was equal to 50% of the amount which would have been received based on peer group ranking but for the negative TSR forfeiture. The following are the amounts approved for each of the Named Executive Officers below:

Name	Bonus Amount

William E. Chiles	$278,040

Richard D. Burman	$76,693

Mark B. Duncan	$104,448

Hilary S. Ware	$53,922

Fiscal Year 2012 Annual Incentive Compensation Plan. On June 8, 2011, the Compensation Committee approved the Bristow Group Inc. Fiscal Year 2012 Annual Incentive Compensation Plan (the “2012 Plan”) in which certain key employees of the Company, including each of the Named Executive Officers listed below are eligible to participate. The 2012 Plan provides for payment of cash bonuses to participants following the completion of the fiscal year subject to the attainment of certain performance goals. Performance Goals include Bristow Value Added (“BVA”), a financial performance measure customized for the Company to measure gross cash flow (after tax operating cash flow) less a charge for the capital employed, safety measures and a portion related to individual performance, all as defined in the 2012 Plan. The following are the participation levels expressed as a percentage of annual salary for each of the Named Executive Officers listed below:

Name	Target Level	Maximum

William E. Chiles	100%	250%

Jonathan E. Baliff	55%	137.5%

Richard D. Burman	55%	137.5%

Mark B. Duncan	55%	137.5%

Hilary S. Ware	55%	137.5%

The foregoing description of the 2012 Plan is qualified in its entirety by the 2012 Plan, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Stock Option Award Letter

10.2	Form of Restricted Stock Award Letter

10.3	Form of Performance Cash Award Letter

10.4	Bristow Group Inc. Fiscal Year 2012 Annual Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011

BRISTOW GROUP INC.
(Registrant)

By:	/S/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Form of Stock Option Award Letter

10.2	Form of Restricted Stock Award Letter

10.3	Form of Performance Cash Award Letter

10.4	Bristow Group Inc. Fiscal Year 2012 Annual Incentive Compensation Plan